                         LONGLEAF PARTNERS REALTY FUND
                                                                January 13, 1997

TO OUR SHAREHOLDERS:

We are extremely pleased to report that Longleaf Partners Realty Fund increased its net asset value 40.7% for the year ended December 31, 1996. By comparison, the Wilshire Real Estate Securities Index and the NAREIT Index rose 37.0% and 35.3%, respectively. The Fund's total returns and those of its primary benchmarks are summarized in the table below.

                                                               WILSHIRE
                                       LONGLEAF PARTNERS      REAL ESTATE      NAREIT
                                         REALTY FUND*      SECURITIES INDEX*   INDEX*
                                       -----------------   -----------------   ------
YEAR ENDED 12/31/96                          40.69%              37.02%        35.27%
FOURTH QUARTER ENDED 12/31/96                10.87%              18.39%        18.85%
THIRD QUARTER ENDED 9/30/96                   8.55%               5.90%         6.54%
SECOND QUARTER ENDED 6/30/96                  7.84%               4.78%         4.45%
FIRST QUARTER ENDED 3/31/96                   8.40%               4.30%         2.27%

The Realty Fund invests with a minimum time horizon of three years. You should not be surprised if our short-term results deviate substantially from the Fund's benchmarks and/or broader market indices such as the S&P 500. However, over longer time periods we will be disappointed if the Fund does not add value over its benchmarks. During 1996 the Realty Fund's performance was consistently in the top 10% of all real estate funds and at year-end was also among the top 7% of all mutual funds tracked by Lipper Analytical Services, Inc.**

At the risk of being redundant, and because so many of our partners in Longleaf Partners Realty Fund joined us in the last three months, we are restating our core philosophies. We strongly believe that there are many compelling long-term investment opportunities in the diverse real estate arena, and that over time, this world will shift dramatically from private to public ownership. By applying the same value disciplines that have served us well over the past 21 years, we are highly confident that we can turn Longleaf Partners Realty Fund into another successful vehicle for compounding capital. We will strive to own financially sound, above average businesses when they are run by highly competent, trustworthy, and properly incented management teams. Furthermore, we will invest in these companies only when we can buy their shares at significant discounts to our appraisal of their business values.

In 1996 this approach led us away from companies structured as REITs (Real Estate Investment Trusts) and to real estate related "C-Corp.'s" where we found more attractively priced intrinsic value. As an example, early in 1996 the Fund made an investment in Trizec which recently merged with Horsham Corp. to become TrizecHahn. The combined firm has an equity market capitalization of over $3 billion and substantial financial resources to grow its core business -- ownership of super regional malls and office buildings. Trizec-Hahn, organized as a Canadian corporation, can and does retain all of its substantial cash flow to buy, build, renovate, and add value to its real estate portfolio. Consequently, the company is not dependent upon external equity capital to grow. This model is superior to that of the majority of REITs which pay out most or all of their available free cash flow in the form of predominantly taxable dividends and retain no capital for growth.

It is important for every shareholder to understand the commitment that your managers have to the Realty Fund's long-term success and our level of confidence in the Fund as a vehicle for compounding our own assets. We continue to increase our investment in Longleaf Partners Realty Fund, and invite you to do the same. When considering the Fund you should know:

     - The employees of Southeastern, advisor to the Fund, are required to use Longleaf Partners Funds exclusively for equity investing (unless an exception is given by our Compliance Committee for an overriding circumstance).

     - Longleaf Partners Funds' Trustees must direct their total board compensation into the three funds.

     - With $21 million of our own capital invested in the Realty Fund, the employees and affiliates of Southeastern are the Fund's largest shareholder by a substantial margin.

     - The Fund continues to operate more efficiently as it increases in size. The overall expense ratio was capped at 1.50% in 1996 and is expected to be lower in 1997.

     - The Realty Fund's turnover in 1996 was 4.2%. We are very mindful of how long holding periods and tax deferral benefit the compounding process and our ultimate after tax return.

In closing we would like to welcome Daniel W. Connell, Jr. as a new Trustee. After spending 25 years as a leading commercial banker with First Union in Florida, Dan resigned in 1994 to help Jacksonville and Wayne Weaver secure an NFL franchise. He currently serves as Senior Vice President of Marketing for the Jaguars and Chairman of the Jacksonville Chamber of Commerce. We hope you will meet Dan and join the rest of us at our annual meeting scheduled for Tuesday, May 13 at 5:30 p.m. at the Memphis Botanic Gardens. We wish you and your family a happy and prosperous new year.

Sincerely,

/s/ C.T. Fitzpatrick                       /s/ O. Mason Hawkins                              /s/ G. Staley Cates
----------------------------               -----------------------------                     ---------------------------
C.T. Fitzpatrick, CFA                      O. Mason Hawkins, CFA                             G. Staley Cates, CFA
Co-Portfolio Manager                       Co-Portfolio Manager                              Co-Portfolio Manager

--------------------------------------------------------------------------------

 * The Fund's inception date was January 2, 1996. Fund returns and those of the Wilshire Real Estate Securities Index and the NAREIT Index are shown with all dividends reinvested. The stock market indices shown are unmanaged. Past performance is no guarantee of future performance, and the value of an investment when redeemed may be more or less than the purchase price.

** For the year ended December 31, 1996, the Fund ranked #4 out of 46 real estate funds and #33 out of all 4,590 mutual funds covered by Lipper Analytical Services, Inc.
--------------------------------------------------------------------------------

             Comparison of Change in Value of $10,000 Investment
          in Longleaf Partners Realty Fund, the Wilshire Real Estate
                    Securities Index, and the NAREIT Index

                                    CHART

The chart is a line graph with a beginning investment of $10,000 at 1/96, the Fund's inception date, and continuing monthly to an ending value at 12/96 of $14,069, compared with an ending value of $13,702 for the Wilshire Real Estate Securities Index and an ending value of $13,527 for the NAREIT Index. The chart includes an insert showing the Fund's average annual return for 1 year (40.7%), compared with the returns for the same period of the Wilshire Real Estate Securities Index and the NAREIT Index.

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS REALTY FUND
   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
   FOR THE YEAR ENDED DECEMBER 31, 1996

Longleaf Partners Realty Fund (LLRE) produced a 40.7% total return in its first year. We found a number of attractively priced investment opportunities to employ the cash flows into the Fund.

Two companies were sold during the year, contributing to the Fund's performance. Hilton Hotels provided 2.5% of LLRE's gain. Hilton is a company which Southeastern has followed for many years and has previously owned. In January the company was selling at approximately 60% of our appraisal, largely due to the cancellation of plans to separate the gaming and lodging businesses into separate companies. Wall Street's view of Hilton dramatically changed when the company announced that Steve Bollenbach, then CFO of Disney and previously with Trump, Marriott and Holiday Inns, was becoming CEO of Hilton. The company reached our appraisal of full value quickly and was sold.

Of the thirty other companies that the Fund bought during the year, four contributed substantially to the year's gains. Our position in Trizec benefitted greatly when Horsham announced it was buying the remaining half of Trizec that it did not already own. The new company, TrizecHahn became one of the world's largest and most strongly capitalized real estate companies which was applauded by Wall Street and added $4 million to Realty's performance. Forest City Enterprises, with commercial and residential properties across the U.S., contributed over $2.4 million to LLRE's return with the combined Class A and B holdings. The company's efforts to build long-term shareholder value resulted in higher FFO (funds from operations), a measure which greatly interests Wall Street. Arden Realty, a REIT with office buildings in Southern California, provided over $2 million in unrealized gains. In our view, the initial offering price was substantially lower than the replacement value of Arden's properties. Since the offering, the market has also begun to recognize the value of the company. Cousins Properties, an office REIT primarily in the Southeast, moved its asset base to more income producing properties yielding higher FFO. Wall Street approved and as a result, the company contributed 10.3% of LLRE's performance.

The table on the following page provides a more detailed accounting of contributions to performance in 1996.

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS REALTY FUND
   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The following table delineates the specific dollar contributions of individual holdings to the 40.69% total return for 1996.

                                                                               PERCENTAGE
                                                              CONTRIBUTION      OF TOTAL
                                                                IN 1996       CONTRIBUTION
                                                              ------------    ------------
REALIZED GAINS:
  Hilton Hotels Corp........................................  $   436,541          2.5%
  All others, net...........................................       53,991          0.3
                                                              -----------        -----
                                                                  490,532          2.8
                                                              -----------        -----
INCREASE IN UNREALIZED APPRECIATION:
  TrizecHahn Corporation....................................    3,979,392         23.2
  Arden Realty, Inc.........................................    2,124,750         12.3
  Cousins Properties Incorporated...........................    1,780,077         10.3
  Forest City Enterprises, Inc. - Class A...................    1,514,626          8.8
  Catellus Development Corporation..........................    1,076,285          6.3
  Bay View Capital Corporation..............................      972,709          5.7
  Forest City Enterprises, Inc. - Class B...................      927,354          5.4
  Red Roof Inns, Inc........................................      712,338          4.2
  Zurn Industries, Inc......................................      629,201          3.7
  First Fed Financial Corp..................................      487,210          2.8
  Wolohan Lumber Co.........................................      477,973          2.8
  Essex Property Trust......................................      406,491          2.4
  Bradley Real Estate, Inc..................................      373,862          2.2
  The Pioneer Group, Inc....................................     (533,140)        (3.1)
  All others, net...........................................    1,351,612          7.8
                                                              -----------        -----
                                                               16,280,740         94.8
                                                              -----------        -----
Net realized and unrealized gain on investments.............   16,771,272         97.6
Net investment income.......................................      405,735          2.4
                                                              -----------        -----
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......  $17,177,007        100.0%
                                                              ===========        =====

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
LONGLEAF PARTNERS REALTY FUND

We have audited the accompanying statement of assets and liabilities of Longleaf Partners Realty Fund (a series of Longleaf Partners Funds Trust), including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year ended December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Longleaf Partners Realty Fund as of December 31, 1996 and the results of its operations, changes in its net assets, and the financial highlights for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                          /s/ Coopers & Lybrand L.L.P.
                                          --------------------------------------
                                          COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
January 24, 1997

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS REALTY FUND
   SCHEDULE OF PORTFOLIO INVESTMENTS
   AT DECEMBER 31, 1996

           SHARES                                                                      MARKET VALUE
          ---------                     COMMON STOCK (84.9%)                           ------------
FINANCIAL SERVICES (0.5%)
             14,500    *   White River Corporation..................................   $   790,250
                                                                                       -----------
FURNITURE (1.2%)
            236,600    *   Rhodes, Inc..............................................     1,833,650
                                                                                       -----------
INSURANCE AND BROKERAGE (3.7%)
            130,000        Alexander & Alexander Services Inc.......................     2,258,750
            264,400        Hilb, Rogal and Hamilton Company.........................     3,503,300
                                                                                       -----------
                                                                                         5,762,050
                                                                                       -----------
PUBLISHING (4.3%)
            178,000        Knight-Ridder, Inc.......................................     6,808,500
                                                                                       -----------
REAL ESTATE INDUSTRY (75.2%)
             19,200        Alexander & Baldwin, Inc.................................       480,000
            365,000        Arden Realty, Inc........................................    10,128,750
            102,000        Bradley Real Estate, Inc.................................     1,836,000
             34,000        Burnham Pacific Properties...............................       510,000
            100,000        Bay View Capital Corp....................................     4,237,500
            359,200    *   Castle & Cooke, Inc......................................     5,702,300
          1,390,400    *   Catellus Development Corporation.........................    15,815,800
            256,900        Cousins Properties Incorporated..........................     7,225,313
             44,000        Essex Property Trust.....................................     1,292,500
             80,000    *   First Fed Financial Corp.................................     1,760,000
             87,900        Forest City Enterprises, Inc. - Class A..................     5,317,950
             40,800        Forest City Enterprises, Inc. - Class B..................     2,468,400
            672,300    *   IHOP Corp................................................    15,883,087
             28,000        Louisiana-Pacific Corporation............................       591,500
            293,700        The Pioneer Group, Inc...................................     6,975,375
             35,000    *   Quaker City Bancorp, Inc.................................       665,000
            261,000        Rayonier Inc.............................................    10,015,875
             12,500        Reckson Associates Realty Corp...........................       528,125
            295,000    *   Red Roof Inns, Inc.......................................     4,572,500
            282,400        Sizeler Property Investors, Inc..........................     2,718,100
            213,500    *   Supertel Hospitality, Inc................................     1,921,500
            469,160    *   TrizecHahn Corporation...................................    10,321,520
             28,000    *   USG Corporation..........................................       948,500
            190,200        Wolohan Lumber Co........................................     2,377,500
            113,400        Zurn Industries, Inc.....................................     2,962,575
                                                                                       -----------
                                                                                       117,255,670
                                                                                       -----------
          TOTAL COMMON STOCKS (COST $116,169,380)...................................   132,450,120
                                                                                       -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS REALTY FUND
   SCHEDULE OF PORTFOLIO INVESTMENTS
   AT DECEMBER 31, 1996

                                                                                       MARKET VALUE
                                                                                       ------------
SHORT TERM OBLIGATIONS (15.2%)
          Certificates of Deposit in Thrift Institutions............................   $      9,000
          Repurchase Agreement with State Street Bank and Trust Company, dated
            12-31-96 due 1-2-97 at 4.75%, collateralized by $716,504 U.S. Treasury
           Bond due 2-15-20 (Repurchase proceeds-$700,185) (Cost $700,000)..........        700,000
          U.S. Treasury Bill, due 1-2-97, yield at date of purchase 4.82%...........     16,997,757
          U.S. Treasury Bill, due 1-9-97, yield at date of purchase 4.11%...........      2,997,300
          U.S. Treasury Bill, due 1-16-97, yield at date of purchase 4.57%..........      2,994,375
                                                                                       ------------
                                                                                         23,698,432
                                                                                       ------------
TOTAL INVESTMENTS (COST $139,867,812)*.......................................  100.1%   156,148,552
LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS...............................   (0.1)      (139,328)
                                                                               -----   ------------
NET ASSETS...................................................................  100.0%  $156,009,224
                                                                               =====   ============
NET ASSET VALUE PER SHARE (OFFERING AND REDEMPTION PRICE PER SHARE) BASED ON
  11,165,607 SHARES OUTSTANDING AT DECEMBER 31, 1996................................   $      13.97
                                                                                       ============

*   Non-income producing security
* * Also represents aggregate cost for Federal income tax purposes

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS REALTY FUND
   STATEMENT OF ASSETS AND LIABILITIES
   AT DECEMBER 31, 1996

ASSETS:

Investments:
  Securities, at market value (cost $116,169,380) (Note 1
     and Note 7)............................................  $132,450,120
  U.S. Treasury Bills.......................................    22,989,432
  Repurchase agreement (Note 6).............................       700,000
  Deposits in thrift institutions...........................         9,000
                                                              ------------
          TOTAL INVESTMENTS                                    156,148,552
Cash........................................................         5,382
Dividends and interest receivable...........................       183,179
Prepaid assets..............................................         3,456
                                                              ------------
          TOTAL ASSETS                                         156,340,569
                                                              ------------

LIABILITIES:

Payable for:
  Securities purchased......................................        92,500
  Investment Counsel fee (Note 2)...........................       142,316
  Administration fees (Note 3)..............................        11,829
Other accrued expenses......................................        84,700
                                                              ------------
          TOTAL LIABILITIES                                        331,345
                                                              ------------
          NET ASSETS                                          $156,009,224
                                                              ============
Composition of net assets:
  Paid-in capital (unlimited number of shares authorized,
     11,165,607 shares outstanding).........................  $139,719,202
  Undistributed net investment income.......................         5,919
  Accumulated net realized gain.............................         3,363
  Unrealized appreciation of investments (Note 7)...........    16,280,740
                                                              ------------
          NET ASSETS                                          $156,009,224
                                                              ============
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE) PER SHARE
  ($156,009,224 DIVIDED BY 11,165,607 SHARES)...............        $13.97
                                                              ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS REALTY FUND
   STATEMENT OF OPERATIONS
   FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME:
INCOME:
  Dividends.................................................  $   672,709
  Interest..................................................      390,751
                                                              -----------
                                                                1,063,460
                                                              -----------
EXPENSES:
  Investment Counsel fee (Note 2)...........................      438,484
  Registration and filing fees..............................       78,446
  Administration fee (Note 3)...............................       43,848
  Reimbursable administration expenses (Note 3).............       30,397
  Printing..................................................       24,885
  Custodian fee.............................................       24,356
  Professional fees.........................................       21,210
  Trustees' fees............................................       18,315
  Transfer agent fee........................................        7,871
  Supplies and postage......................................        7,523
  Insurance expense.........................................        3,167
  Miscellaneous.............................................        6,424
  Less: Fee reduction (Note 2)..............................      (47,201)
                                                              -----------
                                                                  657,725
                                                              -----------
          Net investment income.............................      405,735
                                                              -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Realized gain from securities transactions, net:
     Proceeds from sales....................................    1,637,737
     Cost of securities sold................................    1,147,205
                                                              -----------
          Net realized gain.................................      490,532
  Increase in unrealized appreciation for the year, net.....   16,280,740
                                                              -----------
          Net realized and unrealized gain on investments...   16,771,272
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $17,177,007
                                                              ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS REALTY FUND
   STATEMENT OF CHANGES IN NET ASSETS
   FOR THE YEAR ENDED DECEMBER 31, 1996

OPERATIONS:
  Net investment income.....................................    $    405,735
  Net realized gain on investments..........................         490,532
  Net unrealized appreciation for the period................      16,280,740
                                                                ------------
     Net increase in net assets resulting from operations...      17,177,007
                                                                ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gain on investments ($0.04589 per
     share).................................................        (487,169)
  From net investment income ($0.03766 per share)...........        (399,816)
  From return of capital ($0.01502 per share)...............        (159,496)
                                                                ------------
     Net decrease in net assets resulting from
      distributions.........................................      (1,046,481)
                                                                ------------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares..........................     150,091,326
  Net asset value of shares issued to shareholders for
     reinvestment of shareholder distributions..............         999,870
  Cost of shares redeemed...................................     (11,212,498)
                                                                ------------
     Net increase in net assets from fund share
      transactions..........................................     139,878,698
                                                                ------------
     Total increase in net assets...........................     156,009,224
NET ASSETS:
  Beginning of year.........................................               0
                                                                ------------
  End of year (including undistributed net investment income
     of $5,919).............................................    $156,009,224
                                                                ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS REALTY FUND
   NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Longleaf Partners Realty Fund (the "Fund") is a series of Longleaf Partners Funds Trust, a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended. The Fund is a non-diversified open-end management investment company. The Fund was funded and commenced its public offering of shares on January 2, 1996. Initial capitalization of $100,000 was provided by a principal of Southeastern Asset Management, Inc., the Investment Counsel, who received 10,000 shares of beneficial interest in return.

The following is a summary of significant accounting policies:

  (a) Valuation of Securities and Repurchase Agreements:

     (1) Portfolio securities listed or traded on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last sales price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices.

     (2) All other portfolio securities for which over-the-counter market quotations are readily available are valued at the midpoint between the closing bid and ask prices. Repurchase agreements are valued at cost which, combined with accrued interest, approximates market.

     (3) When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (b) Accounting for Investments:

      The Fund follows industry practice and records security transactions on the day following the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

  (c) Federal Income Taxes:

      The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. In addition, the Fund intends to make any required distributions to avoid the application of a 4% nondeductible excise tax.

  (d) Distributions to Shareholders:

      Dividends and distributions to shareholders are recorded on the ex-dividend date.

NOTE 2. INVESTMENT COUNSEL AGREEMENT

Southeastern Asset Management, Inc. ("Southeastern") serves as Investment Counsel to the Fund and receives annual compensation from the Fund, computed daily and paid monthly, of 1.0% per annum of average daily net assets.

The Investment Counsel has agreed to reduce its fees on a pro rata basis for services rendered to the extent that the Fund's normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.5% of average annual net assets. A reduction of $47,201 was required for the year ended December 31, 1996.

NOTE 3. FUND ADMINISTRATOR

Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Fund, including, among other things, the preparation of all registration statements, prospectuses, tax returns and proxy statements, daily valuation of the Fund's portfolio and calculation of daily net asset value per share. The Fund pays a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets.

Reimbursable administration expenses paid by the Fund to Southeastern consist of a portion of both the computer support charges for computer programs used in processing transactions for the Fund and its shareholders and of the salary of the Fund's Treasurer calculated in accordance with Trustee review and approval.

NOTE 4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                   SHARES        AMOUNT
                                                 ----------   ------------
Shares sold....................................  11,949,427   $150,091,326
Reinvestment of shareholder distributions......      71,778        999,870
Shares redeemed................................    (855,598)   (11,212,498)
                                                 ----------   ------------
                                                 11,165,607   $139,878,698
                                                 ==========   ============

NOTE 5. INVESTMENT TRANSACTIONS

Purchases and sales of securities for the period (excluding short term obligations) aggregated $117,476,081 and $1,637,737, respectively. Total brokerage commissions paid by the Fund during the period were $427,047.

NOTE 6. INVESTMENTS IN SHORT-TERM OBLIGATIONS

As excess funds are available, the Fund makes certain short term investments in cash equivalents, including repurchase agreements. The Fund's custodian bank sells U.S. government securities to the Fund under an agreement to repurchase these securities from the Fund at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. The Fund, through its custodian, receives delivery of the underlying U.S. government securities as collateral, the market value of which is required to be at least equal to the repurchase price. If the custodian becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral. A repurchase agreement of $700,000 is included in the statement of assets and liabilities at December 31, 1996.

NOTE 7. UNREALIZED APPRECIATION

Net unrealized appreciation consists of the following:

Unrealized appreciation.....................................  $17,288,185
Unrealized depreciation.....................................   (1,007,445)
                                                              -----------
                                                              $16,280,740
                                                              ===========

NOTE 8. RELATED PARTY SHAREHOLDERS

At December 31, 1996, Mr. O. Mason Hawkins, Chairman of the Board and Chief Executive Officer of Southeastern and of the Fund, owned 960,873 shares of the Fund, constituting 8.6% of the outstanding shares; Mr. W. Reid Sanders, a director and Executive Vice President of Southeastern and a member of the Board of Trustees and President of the Fund, owned 190,114 shares of the Fund, constituting 1.7% of the outstanding shares. Officers and employees of Southeastern and their families, Fund trustees and the Southeastern retirement plan and other affiliates owned an additional 368,580 shares, constituting 3.3% of the outstanding shares.

NOTE 9. OTHER PORTFOLIO INFORMATION

At December 31, 1996, the Fund held 5% or more of the outstanding voting stock of the following company: 7.1% of IHOP Corp.

                             FIVE LARGEST HOLDINGS
                  (REPRESENTS 39.8% OF NET ASSETS AT 12/31/96)

IHOP CORP. (IHOP)                                                          10.2%
A franchisor that develops and leases strategically selected locations to franchisees for IHOP family restaurants. Earnings from real estate leases are IHOP's largest contributor to profits.

CATELLUS DEVELOPMENT CORPORATION (CDX)                                     10.1%
A diversified real estate company that owns, manages and develops industrial warehouses, offices, apartments and residential communities. CDX has substantial land holdings throughout the U.S.

TRIZECHAHN CORPORATION (TZH)                                                6.6%
One of the world's largest commercial real estate companies which owns, manages and develops primarily retail (regional and super regional malls) and office space in the U.S., Canada and Eastern Europe.

ARDEN REALTY, INC. (ARI)                                                    6.5%
A real estate investment trust (REIT) which owns and operates over 4 million square feet of office buildings in Southern California.

RAYONIER INC. (RYN)                                                         6.4%
A producer of wood products and specialty pulps which also owns or controls over
1.5 million acres of timberland in the U.S. and New Zealand.

                               PORTFOLIO CHANGES
                   JANUARY 2, 1996 THROUGH DECEMBER 31, 1996

             NEW HOLDINGS                           ELIMINATIONS
             ------------                           ------------
All portfolio holdings are new in 1996  Hilton Hotels Corp.
                                        The Newhall Land and Farming Company

                        PUBLISHED DAILY PRICE QUOTATIONS

The daily net asset values per share of each series of Longleaf Partners Funds Trust are reported in the Mutual Fund Quotations tables of major newspapers in alphabetical sequence under the bold heading LONGLEAF PARTNERS as follows:

                      "Partners" -- Longleaf Partners Fund
                   "Realty" -- Longleaf Partners Realty Fund
                  "Sm-Cap" -- Longleaf Partners Small-Cap Fund

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS REALTY FUND
   FINANCIAL HIGHLIGHTS

The Fund was initially capitalized January 2, 1996. The following condensed financial information, including total returns, has been audited by Coopers & Lybrand L.L.P., independent certified public accountants. The audit report on the 1996 financial statements issued by Coopers & Lybrand L.L.P. appears in this report and should be read in conjunction with this condensed financial information. The presentation is for a share outstanding throughout the year.

Net Asset Value, Beginning of Year..........................  $  10.00
Income from Investment Operations:
  Net Investment Income.....................................       .16
  Net Gains or Losses on Securities (both realized and
     unrealized)............................................      3.91
                                                              --------
  Total From Investment Operations..........................      4.07
                                                              --------
Less Distributions:
  Dividends from net investment income......................     (.04)
  Distributions from capital gains..........................     (.05)
  Return of capital.........................................     (.01)
                                                              --------
                                                                 (.10)
                                                              --------
Net Asset Value, End of Year................................  $  13.97
                                                              ========
Total Return................................................     40.69%(1)
Ratios/Supplemental Data:
  Net Assets, End of Year (000's)...........................  $156,009
  Ratio of Expenses to Average Net Assets...................      1.50%(2)
  Ratio of Net Income to Average Net Assets.................       .92%(3)
  Portfolio Turnover Rate...................................      4.28%
  Average commission rate paid..............................  $ 0.0613

---------------

(1) Aggregate; not annualized.

(2) Before expense limitation fee waiver, this ratio was 1.60%.

(3) Before expense limitation fee waiver, this ratio was .82%.

---------------------------------------------

TRUSTEES

O. MASON HAWKINS, CFA --
  Chairman, Southeastern Asset
  Management, Inc.
  Memphis, Tennessee

CHADWICK H. CARPENTER, JR. --
  Senior Executive Officer, Progress
  Software Corporation
  Bedford, Massachusetts

DANIEL W. CONNELL, JR. --
  Senior Vice President Marketing,
  Jacksonville Jaguars, Ltd.
  Jacksonville, Florida

STEVEN N. MELNYK --
  Chairman of the Executive
  Committee and President,
  Riverside Golf Group, Inc.
  Jacksonville, Florida

C. BARHAM RAY -- Chairman of the
  Board and Secretary, SSM Corp.
  Memphis, Tennessee

W. REID SANDERS -- Executive
  Vice President, Southeastern
  Asset Management, Inc.
  Memphis, Tennessee
---------------------------------------------

This report is submitted for the general informa-tion of shareholders of the Fund. For more detailed information about the Fund, its management, fees, expenses and other pertinent information, please see the prospectus.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

               LONGLEAF
               PARTNERS
               FUNDS

LOGO

MANAGED BY:
SOUTHEASTERN ASSET
MANAGEMENT, INC.
6075 POPLAR AVE.
SUITE 900
MEMPHIS, TN 38119
(901) 761-2474
Fund Information Requests
(800) 445-9469

Shareholder Account Inquiries
(800) 488-4191
                                      LOGO
                                     ANNUAL
                                     REPORT
                               December 31, 1996

                               LONGLEAF PARTNERS
                                  REALTY FUND

              ----------------------------------------------------
              ----------------------------------------------------

                                  MANAGED BY:
                               SOUTHEASTERN ASSET
                                MANAGEMENT, INC.